                                                                    EXHIBIT 10.3


                            SALARY CONTINUATION PLAN

                             For The Consideration
                                       Of

                                GREER STATE BANK
                                   GREER, SC

                       Bank Compensation Strategies, Inc.

                             3600 West 80th Street
                                   Suite 200
                          Minneapolis, Minnesota 55431

                                 (612) 893-6767
                               Fax (612) 893-6797

                         SUMMARY OF BENEFIT PLAN DESIGN
                            SALARY CONTINUATION PLAN
                                GREER STATE BANK

Plan benefits:

         - Retirement income benefits are provided for selected key decision makers.

         - Family income protection is provided for participant's beneficiary.

         - Individual agreements specify:

                  - Vesting

                  - Incentives

                  - Early retirement benefits

                  - Disability benefits

                  - Change of control provisions

The following chart summarizes the retirement benefits for each plan participant.

                                      Retire-                       Duration          Total
                                       ment         Annual             of            Benefits
Executive                   Age         Age         Benefit          Benefits           Paid
---------                   ---       -------       -------         ---------        --------
D. Hennett                  55          65          40,000          15 years          600,000
s. Burdette                 55          65          20,000          15 years          300,000
B. Hughes                   51          65          20,000          15 years          300,000
B. Harrill                  48          65          20,000          15 years          300,000
R. Medlock                  40          65          20,000          15 years          300,000
P. Williams                 41          65          20,000          15 years          300,000

                             BENEFIT PLAN LIABILITY
                            SALARY CONTINUATION PLAN
                                GREER STATE BANK



Accounting considerations:

    - The plan provides postretirement benefits for preretirement services.

    - Benefit accruals are required under GAAP (APB 12/FAS 87).

    - Present value of benefit payments are recorded at earlier of retirement or at full eligibility (Vesting).


    Based on the recommended benefits, the employer's benefit liability is shown below.


                             BENEFIT PLAN LIABILITY


         Assets                                 Liabilities
         ------                                 -----------
                                                  Accrued
                                             Benefit Liability

                                              $52,471 year 1

                              BENEFIT PLAN EXPENSE
                            SALARY CONTINUATION PLAN
                                GREER STATE BANK


         ASSETS                                 LIABILITIES
         ------                                 -----------
                                                  ACCRUED
                                             BENEFIT LIABILITY

                                              $52,471 year 1


Based upon the above benefit liability and a 38.00% tax bracket, the resulting benefit expense is shown below.

Plan                                         Cumulative After-Tax
Year                                            Benefit Expense
----                                         --------------------
 1                                                   32,532
 2                                                   67,764
 3                                                  105,921
 4                                                  147,245
 5                                                  191,998
10                                                  478,046
15                                                  727,316
20                                                  951,782

                            COMBINED PLAN ACCOUNTING
                            SALARY CONTINUATION PLAN
                                GREER STATE BANK           Corp tax rate: 38.00%

                                              TOTAL
                            ANNUAL            ANNUAL            ACCRUED             AFTER-TAX PLAN EXPENSE
PLAN                       BENEFIT           BENEFIT            BENEFIT          ----------------------------
YEAR     NAME              PAYMENTS          PAYMENTS          LIABILITY         ANNUAL            CUMULATIVE
----     ----              --------          --------          ---------         ------            ----------
  1                                                0            52,471           32,532               32,533
  2                                                0           109,298           35,232               67,765
  3                                                0           170,841           38,157              105,922
  4                                                0           237,492           41,324              147,245
  5                                                0           309,675           44,753              191,999
  6                                                0           387,849           48,468              240,467
  7                                                0           472,511           52,491              292,957
  8                                                0           564,201           56,847              349,805
  9                                                0           663,500           61,566              411,371
 10                                                0           771,042           66,676              478,046
 11      D. Hennett        40,000
         S. Burdette       20,000             60,000           789,654           48,740              526,786
 12                                           60,000           809,812           49,698              576,484
 13                                           60,000           831,642           50,735              627,218
 14                                           60,000           855,284           51,858              679,077
 15      B. Hughes         20,000             80,000           853,090           48,239              727,316
 16                                           80,000           850,713           48,127              775,443
 17                                           80,000           848,139           48,004              823,447
 18      B. Harrill        20,000            100,000           819,574           44,289              867,736
 19                                          100,000           788,637           42,819              910,555
 20                                          100,000           755,133           41,227              951,783
 21                                          100,000           718,847           39,503              991,286
 22                                          100,000           679,550           37,636            1,028,922
 23                                          100,000           636,992           35,614            1,064,535
 24                                          100,000           590,901           33,424            1,097,959
 25      P. Williams       20,000            120,000           517,729           29,034            1,126,993
 26      R. Medlock        20,000             80,000           477,701           24,782            1,151,775
 27                                           80,000           434,350           22,723            1,174,498
 28                                           80,000           387,402           20,492            1,194,990
 29                                           80,000           336,556           18,076            1,213,066
 30                                           60,000           302,241           15,924            1,228,990
 31                                           60,000           265,077           14,158            1,243,148
 32                                           60,000           224,829           12,246            1,255,394
 33                                           40,000           201,990           10,640            1,266,034
 34                                           40,000           177,255            9,464            1,275,499
 35                                           40,000           150,467            8,192            1,283,690
 36                                           40,000           121,456            6,813            1,290,503
 37                                           40,000            90,037            5,320            1,295,824
 38                                           40,000            56,011            3,703            1,299,527
 39                                           40,000            19,160            1,952            1,301,479
 40                                           20,000                 0              521            1,302,001

                              FINANCING STRATEGY
                           SALARY CONTINUATION PLAN
                               GREER STATE BANK

This financing strategy recommendation will:

    - Cover contingent benefit liabilities in the event of death prior to retirement.

    - Generate additional tax-favored earnings to offset the benefit expenses.

    - Comply with regulatory parameters as defined by OCC Bulletin 96-51.

                          ASSET/LIABILITY MANAGEMENT

                    ASSETS                     LIABILITIES

                 Taxable Asset
                 (5.25% taxable)

                 $1,100,000                      Accrued
                                             Benefit Liability

                Other Assets
                (6.00% no current tax)

                            PRO FORMA BALANCE SHEET
                           SALARY CONTINUATION PLAN
                               GREER STATE BANK

This pro forma balance sheet illustrates changes that would result from implementation of the recommended financing strategy. This schedule is based upon the bank's call report data as of March 31, 1997.

                            03/31/97          --PLAN ACTIVITY--           03/31/97
                             ACTUAL         DEBIT          CREDIT        PRO FORMA
                           ----------     ---------       ---------      ----------
ASSETS

Cash and Due from Bank      2,610,000                                     2,610,000
Securities                 27,714,000                     1,100,000(1)   26,614,000
Loans                      61,584,000                                    61,584,000
   Less: Reserve             (471,000)                                     (471,000)
                           ----------                                    ----------
Net Loans                  61,113,000                                    61,113,000
Other Assets                3,996,000     1,100,000(2)                    5,096,000
                           ----------                                    ----------
      Total Assets         95,433,000                                    95,433,000
                           ==========                                    ==========
LIABILITIES AND CAPITAL

Deposits                   79,797,000                                    79,797,000
Fed Funds Purchased           700,000                                       700,000
Other Liabilities           6,249,000                                     6,249,000
                           ----------                                    ----------
      Total Liabilities    86,746,000                                    86,746,000

Common Stock                3,131,000                                     3,131,000
Surplus                     4,520,000                                     4,520,000
Undivided Profits           1,036,000             0(3)                    1,036,000
                           ----------                                    ----------
Total Equity Capital        8,687,000                                     8,687,000
                           ----------                                    ----------
      Total Liabilities
        and Capital        95,433,000                                    95,433,000
                           ==========                                    ==========

===================================================================================

1. Allocation to insurance assets
2. Recognition of insurance asset cash values
3. No loads or surrender charges

                           FINANCING STRATEGY DETAIL
                            SALARY CONTINUATION PLAN
                                GREER STATE BANK


    The financing vehicles for the benefit program are summarized as follows:


Single Premiums                     1,100,000

Net Life Insurance Coverage         1,825,000
                                    ---------
Total Death Benefits                2,925,000
                                    =========


                                                               Net Life           Total
                                    Ins       Single           Insurance          Death
Executive                  Age      Co.      Premiums          Coverage          Benefits
---------                  ---      ---      --------          ---------         --------
D. Hennett                 55       WCL        355,000           445,000           800,000
S. Burdette                55       CHB        175,000           275,000           450,000
B. Hughes                  51       WCL        185,000           275,000           460,000
B. Harrill                 48       CHB        165,000           275,000           440,000
R. Medlock                 40       TMG        110,000           280,000           390,000
P. Williams                41       TMG        110,000           275,000           385,000
                                             ---------         ---------         ---------
                                             1,100,000         1,825,000         2,925,000
                                             =========         =========         =========

                     FINANCING STRATEGY EARNING COMPARISON
                            SALARY CONTINUATION PLAN
                                GREER STATE BANK

                          Asset Allocation: $1,100,000

                                        5.25%            6.00%            Financing
                                       Taxable         Insurance           Strategy
                                        Asset            Asset           Gain (Loss)
                                      -------          ---------         -----------

Income                                 57,751           65,320
Tax (38.00%)                          (21,945)               0
                                      -------          ---------
                                       35,806           65,320
Insurance Costs:
  Load (.0%)                                0                0
  Mortality Charges                         0           (7,490)
                                      -------          --------          -----------
YEAR 1 NET EARNINGS                    35,806           57,830             22,024
                                      =======          ========          ===========


Cumulative Impact:

          Over 2 Years                 72,777          118,561             45,784
          Over 3 Years                110,950          182,275             71,325
          Over 4 Years                150,367          249,141             98,774
          Over 5 Years                191,067          319,403            128,336

          Over 10 Years               415,318          726,885            311,567

          Over 15 Years               678,522        1,252,940            574,418

          Over 20 Years               987,442        1,918,430            930,988

Additional Death Benefit                    0        1,857,264          1,857,264

                   RESULTS OF BENEFIT AND FINANCING DECISIONS
                            SALARY CONTINUATION PLAN
                                GREER STATE BANK

                          ----------------------------
                           ASSET/LIABILITY MANAGEMENT
                          ----------------------------


                  ASSETS                              LIABILITIES
--------------------------------------------------------------------------------
                                         |
              Taxable Asset              |              Accrued
             (5.25% taxable)             |         Benefit Liability
                                         |
                                         |
               $1,100,000                |          $52,471 year 1
                                         |
                                         |
             Other Assets                |
             (6.00% no current tax)      |

              FINANCING              CUMULATIVE               CUMULATIVE
PLAN          STRATEGY       -       AFTER-TAX         =       NET PLAN
YEAR         GAIN (LOSS)           BENEFIT EXPENSE            GAIN (LOSS)
-------------------------------------------------------------------------
 1              22,024                 37,926                   (15,902)
 2              45,784                 74,088                   (28,304)
 3              71,325                113,175                   (41,850)
 4              98,774                155,429                   (56,655)
 5             128,336                201,112                   (72,776)

10             311,567                491,810                  (180,243)

15             574,418                745,730                  (171,312)

20             930,988                974,846                   (43,858)

                    EARNINGS IMPACT OF ALTERNATIVE DECISIONS
                            SALARY CONTINUATION PLAN
                                GREER STATE BANK

                          ASSET ALLOCATION: $1,100,000

                                   No             Benefit           Benefit and
                                Decision       Decision Only     Financing Decision
                                ---------------------------------------------------
                                 5.25%             5.25%               6.00%
                                Taxable           Taxable            Insurance
                                 Asset             Asset               Asset
                                ---------------------------------------------------

Income                           57,750            57,750               65,320
Tax (38.00%)                    (21,945)          (21,945)                   0
                                -------           -------            ---------
                                 35,805            35,805               65,320

Insurance Costs:
   Load ( .0%)                        0                 0                    0
   Mortality Charges                  0                 0               (7,490)
                                -------           -------            ---------
Year 1 Net Income                35,805            35,805               57,830
Benefit Plan Expense, Net
    Year 1 Accrual                    0           (32,532)             (32,532)
Yr 1 Implementation Fees              0            (5,394)              (5,394)
                                -------           -------            ---------
YEAR 1 EARNINGS IMPACT           35,805            (2,121)              19,904
                                =======           =======            =========

CUMULATIVE IMPACT:

          Over  2 years          72,777            (1,311)              44,473
          Over  3 years         110,950            (2,225)              69,100
          Over  4 years         150,367            (5,062)              93,712
          Over  5 years         191,067           (10,045)             118,291

          Over 10 years         415,318           (76,492)             235,075

          Over 15 years         678,522           (67,208)             507,210

          Over 20 years         987,442            12,596              943,584

-----------------------------------------------------------------------------------
   ADDITIONAL DEATH BENEFIT           0                 0            1,857,264
-----------------------------------------------------------------------------------

                      DETAILED BENEFIT PLAN FINANCIAL DATA
                            SALARY CONTINUATION PLAN
                                GREER STATE BANK


This section of the recommendation sets forth the estimated income and expenses associated with the implementation of the benefit plan and the related financing strategy. Included in this section are summary data for all plan participants and detailed data for the individual plan participants.

In order to facilitate your review and understanding of the financial data, the following is an explanation of the key terms used:

INTEREST ON POLICY EQUITY VALUE-
         The gross income earned on the insurance policy asset based on current policy interest rates.

AFTER TAX OPPORTUNITY COST-
         By purchasing the insurance asset that we have recommended, the employer would either liquidate an existing earning asset or pass up the opportunity to invest the funds elsewhere. This calculation measures the after-tax effect of this lost income or "opportunity cost." This cost is compounded annually.

LOAD, SURRENDER CHARGES AND MORTALITY COST-
         All of the expenses of providing and maintaining the insurance coverage, which are charged against the policy equity value.

SALARY CONTINUATION EXPENSES-
         Fees paid to establish and service the plan.
         The expense accruals for the salary continuation benefit plan use the interest method calculation.

INCOME TAXES-
         The estimated current and deferred tax savings on the salary continuation benefit plan.

NET PLAN GAIN (LOSS)-
         The estimated annual net gain or loss of providing the benefit plan.

CUMULATIVE NET PLAN GAIN (LOSS)-
         The cumulative total of the annual net plan gain or loss.

The specific assumptions used in preparing the illustrations are as follows:

Interest rate on policy equity value.................  6.00%
  (Weighted average)

Opportunity cost rate................................  5.25%

Corporate tax rate................................... 38.00%

Discount rate for accruals...........................  8.00

* The results illustrated throughout are based on the above assumptions. The results will differ over time as assumed rates fluctuate. BCS does not practice law or public accounting. Specific legal and accounting questions should be referred to your professional advisors.


                          (c) Copyright 1997, BCS Inc.